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                                AMENDMENT TO THE
                       LORAL SPACE & COMMUNICATIONS LTD.
                             1996 STOCK OPTION PLAN

     The Loral Space & Communications Ltd. 1996 Stock Option Plan (the "Plan") is hereby amended as follows:

          The first sentence of Section 3 of the Plan is amended to read as follows:

             "The total number of shares of Common Stock which shall be subject to Options granted under the Plan shall not exceed 18,000,000, subject to adjustment as provided in Section 7 hereof."